EXHIBIT 99.1

Community Capital Corporation Reports Earnings and Announces Quarterly Cash Dividend

GREENWOOD, S.C., Oct. 22, 2008 (GLOBE NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the nine months and quarter ending September 30, 2008.

Net income for the three months ended September 30, 2008 decreased 26.89% to $1,196,000, or $0.27 per diluted share from $1,636,000, or $0.37 per diluted share for the same period in 2007. The company recorded provision for loan losses of $1.1 million during the third quarter of 2008 compared to $300,000 during the third quarter of 2007. Return on average assets for the quarter was 0.61% for 2008 compared to 0.84% for the same period in 2007. Return on average equity was 7.35% for the quarter ended September 30, 2008 compared to 10.35% for the same period in 2007.

Net income for the nine months ended September 30, 2008 decreased 52.44% to $2,404,000 from $5,055,000 for the same period in 2007. Diluted earnings per share for the nine month period ended September 30, 2008 decreased 52.63% to $0.54 from $1.14 for the nine months ended September 30, 2007. The company recorded provision for loan losses of $5.6 million during the first nine months of 2008 compared to $625,000 during the first nine months of 2007. Non-performing assets increased $25.7 million to $28.3 million at September 30, 2008 from $2.6 million at December 31, 2007. Return on average assets for the nine months was 0.41% for 2008 compared to 0.90% for the same period in 2007. Return on average equity for the nine months was 4.93% in 2008 compared to 10.99% for the same period in 2007.

Total assets increased 1.04% to $790,000,000 at September 30, 2008 from $781,857,000 as of September 30, 2007. Total loans increased $12,934,000 or 2.04% to $645,558,000 at September 30, 2008, compared to $632,624,000 at September 30, 2007. Total deposits decreased $11,771,000 or 2.21% to $520,671,000 at September 30, 2008 from $532,442,000 at September 30, 2007.

William G. Stevens, President/CEO of Community Capital Corporation, stated, "We are not satisfied with our overall operating results but our core banking operations did generate a $1.2 million net profit for the third quarter. We are pleased however to report that we do not own any Fannie Mae or Freddie Mac investments, nor do we have any sub-prime loans. We continue to make quality loans and our FDIC insured deposits grew by $21 million during the third quarter.

"During these difficult economic times, our strong capital positions continue to support our operations, and our ability to provide our shareholders a valuable return on investment via the quarterly dividend." The quarterly cash dividend of $0.15 per share is payable by December 5, 2008 to shareholders of record as of November 21, 2008. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.

Community Capital Corporation is the parent company of CapitalBank, which operates 18 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's latest Quarterly Report on Form 10-Q.

 Financial Highlights       Three      Three       Nine       Nine
 (Dollars in thousands,     Months     Months      Months     Months
 except per share data)     Ended      Ended       Ended      Ended
                          Sept. 30   Sept. 30    Sept. 30   Sept. 30
                             2008       2007       2008      2007
                              (Unaudited)          (Unaudited)
 Earnings Summary

  Interest income         $  10,406  $  12,695  $  33,213  $  36,386
  Interest expense            4,411      6,565     14,592     18,807
                          ---------  ---------  ---------  ---------
  Net interest income         5,995      6,130     18,621     17,579
  Provision for
   loan losses                1,100        300      5,600        625
  Non-interest income         1,851      1,756      5,525      5,011
  Non-interest expense        5,140      5,252     15,545     14,729
                          ---------  ---------  ---------  ---------
  Income before taxes         1,606      2,334      3,001      7,236
  Income tax expense            410        698        597      2,181
                          ---------  ---------  ---------  ---------
  Net income              $   1,196  $   1,636  $   2,404  $   5,055
                          =========  =========  =========  =========

  Per Shares Ratios (1):
  Basic earnings
   per share              $    0.27  $    0.37  $    0.54  $    1.16
  Diluted earnings
   per share              $    0.27  $    0.37  $    0.54  $    1.14
  Dividends declared
   per share              $    0.15  $    0.13  $    0.45  $    0.39
  Book value per share    $   14.53  $   14.35  $   14.53  $   14.35

  Common Share Data (1):
  Outstanding at
   period end             4,467,605  4,413,361  4,467,605  4,413,361
  Weighted average
   outstanding            4,431,413  4,382,219  4,424,301  4,367,208
  Diluted weighted
   average outstanding    4,468,036  4,428,690  4,463,214  4,422,525

 (1) Per share and share amounts reflect 15% stock dividend issued during the fourth quarter of 2007

  Balance Sheet Highlights

  Average Balances:
  Total assets            $ 782,774  $ 769,632  $ 792,180  $ 748,819
  Earning assets            725,664    705,597    731,062    684,795
  Loans                     645,425    621,477    651,796    603,810
  Deposits                  507,698    522,006    519,268    504,105
  Interest bearing
   deposits                 440,077    456,929    453,921    439,875
  Noninterest
   bearing deposits          67,621     65,077     65,347     64,230
  Other borrowings          192,898    166,959    189,746    165,923
  Junior subordinated
   debentures                10,310     10,310     10,310     10,310
  Shareholders' equity       64,780     62,707     65,136     61,473

  Performance Ratios:
  Return on average assets     0.61%      0.84%      0.41%      0.90%
  Return on average
   shareholders' equity        7.35%     10.35%      4.93%     10.99%
  Net interest margin          3.36%      3.52%      3.48%      3.51%
  (fully tax equivalent
   at 38%)
  Efficiency ratio            64.41%     60.28%     63.58%     62.10%

                           Three      Three       Nine       Nine
                           Months     Months      Months     Months
                           Ended      Ended       Ended      Ended
                          Sept. 30   Sept. 30    Sept. 30   Sept. 30
                            2008       2007       2008      2007
                              (Unaudited)          (Unaudited)
  Asset Quality:
  Nonperforming loans     $  26,725  $   2,446  $  26,725   $  2,446
  Other real estate           1,616        107      1,616        107
    Total nonperforming
     assets                  28,341      2,553     28,341      2,553
  Net charge-offs/
   write-downs                  123        130      1,506        225
  Net charge-offs/
   write-downs to
   average loans               0.02%      0.02%      0.23%      0.04%
  Allowance for
   loan losses
   to nonperforming loans     40.61%    269.83%     40.61%    269.83%
  Nonperforming loans
   to total loans              4.14%      0.39%      4.14%      0.39%
  Nonperforming assets to
   total assets                3.59%      0.33%      3.59%      0.33%
  Allowance for loan
   losses to period
   end loans                   1.68%      1.04%      1.68%      1.04%

  Other Selected Ratios:
  Average equity to
   average assets              8.28%      8.15%      8.22%      8.21%
  Average loans to
   average deposits          127.13%    119.06%    125.52%    119.78%
  Average loans to average
   earning assets             88.94%     88.08%     89.16%     88.17%

 Balance Sheet Data
 (Dollars in thousands,
  except per share data)             Period       Period      Period
                                     Ended        Ended       Ended
                                    Sept. 30     Dec. 31     Sept. 30
                                      2008         2007        2007
                                   (Unaudited)             (Unaudited)
 Assets:
 Cash and cash equivalents:
   Cash and due from banks          $  16,969   $  29,142   $  22,185
   Interest bearing deposit
    accounts                              279         267         238
                                    ---------   ---------   ---------
     Total cash and cash
      equivalents                      17,248      29,409      22,423
 Investment securities:
   Securities held-for-sale            73,055      71,542      72,622
   Securities held-to-maturity            270         270         325
   Nonmarketable equity securities     10,474       9,503       9,056
                                    ---------   ---------   ---------
     Total investment securities       83,799      81,315      82,003
 Loans held for sale                      232         631         920
 Loans receivable                     645,558     645,154     632,624
 Allowance for loan losses            (10,853)     (6,759)     (6,600)
 Premises and equipment, net           17,479      16,729      16,148
 Intangible assets                      9,619       9,956      10,074
 Other assets                          26,918      24,163      24,265
                                    ---------   ---------   ---------
     Total assets                   $ 790,000   $ 800,598   $ 781,857
                                    =========   =========   =========

 Liabilities and shareholders'
  equity:
 Deposits:
   Noninterest bearing              $  68,563   $  62,175   $  66,912
   Interest bearing                   452,108     457,897     465,530
                                    ---------   ---------   ---------
     Total deposits                   520,671     520,072     532,442
 Federal funds purchased               20,211      47,705      26,149
 Securities sold under agreements
  to repurchase                        13,467      14,561      16,902
 FHLB advances                        153,605     135,525     125,550
 Junior subordinated debentures        10,310      10,310      10,310
 Other liabilities                      6,829       7,578       7,189
                                    ---------   ---------   ---------
   Total liabilities                $ 725,093   $ 735,751   $ 718,542
                                    =========   =========   =========

 Shareholders' equity:
 Common stock: $1 par value; 10
  million shares authorized             5,667       5,604       4,872
 Nonvested restricted stock              (549)       (443)       (578)
 Capital surplus                       62,410      61,600      48,476
 Accumulated other comprehensive
  income                                  (89)        485          57
 Retained earnings                     14,883      15,016      27,715
 Treasury stock, at cost              (17,415)    (17,415)    (17,227)
                                    ---------   ---------   ---------
   Total shareholders' equity          64,907      64,847      63,315
                                    ---------   ---------   ---------
   Total liabilities and
    shareholders' equity            $ 790,000   $ 800,598   $ 781,857
                                    =========   =========   =========

 Income Statement Data              Three    Three    Nine     Nine
 (Dollars in thousands,             Months   Months   Months   Months
 except per share data)             Ended    Ended    Ended    Ended
                                   Sept. 30 Sept. 30 Sept. 30 Sept. 30
                                     2008     2007     2008     2007
                                      (Unaudited)        (Unaudited)
 Interest income:
   Interest and fees on loans      $ 9,471  $11,666  $30,324  $33,526
   Interest on investment
    securities                         934    1,026    2,884    2,843
   Interest on federal funds
    sold and Interest-bearing
    deposits                             1        3        5       17
                                   -------   ------   ------   ------
       Total interest income        10,406   12,695   33,213   36,386

 Interest expense:
   Interest on deposits              2,425    4,401    8,552   12,340
   Interest on borrowings            1,986    2,164    6,040    6,467
                                   -------   ------   ------   ------
     Total interest expense          4,411    6,565   14,592   18,807

 Net interest income                 5,995    6,130   18,621   17,579
 Provision for loan losses           1,100      300    5,600      625
                                   -------   ------   ------   ------
 Net interest income
  after provision                    4,895    5,830   13,021   16,954
 Non-interest income:
   Service charges on
    deposit accounts                   672      611    1,841    1,796
   Gain on sale of loans held
    for sale                           315      341      918      919
   Fees from brokerage services         34       76      127      181
   Income from fiduciary
    activities                         442      396    1,398    1,142
   Gain on sale of securities
    held-for-sale                       --       --       98       --
   Gain on sale of premises
    and equipment                       --       --       --       15
   Other operating income              388      332    1,143      958
                                   -------   ------   ------   ------
     Total non-interest income       1,851    1,756    5,525    5,011
 Non-interest expense:
   Salaries and employee benefits    2,735    2,795    8,643    8,309
   Net occupancy expense               340      284      996      832
   Amortization of
    intangible assets                  112      118      337      353
   Furniture and equipment expense     265      224      743      658
   Loss on sale of securities
    held-for-sale                       --      417       --      470
   Other operating expenses          1,688    1,414    4,826    4,107
                                   -------   ------   ------   ------
     Total non-interest expense      5,140    5,252   15,545   14,729
 Income before taxes                 1,606    2,334    3,001    7,236
 Income tax expense                    410      698      597    2,181
                                   -------   ------   ------   ------
 Net income                        $ 1,196  $ 1,636  $ 2,404  $ 5,055
                                   =======  =======  =======  =======

 (Dollars in     Sept. 30, 2008     Dec. 31, 2007      Sept. 30, 2007
  thousands)    Balance  Percent   Balance  Percent   Balance  Percent
 Loans:
 Commercial and
  agricultural   42,531    6.59%  $ 44,467    6.89%  $ 42,482    6.71%
 Real Estate -
  construction  198,487   30.75%   167,180   25.91%   173,410   27.41%
 Real Estate -
  mortgage and
  commercial    334,064   51.75%   364,667   56.53%   342,431   54.13%
 Home equity     46,453    7.19%    42,628    6.61%    41,058    6.49%
 Consumer -
  Installment    22,622    3.50%    24,706    3.83%    31,696    5.01%
 Other            1,401    0.22%     1,506    0.23%     1,547    0.25%
               --------  -------  --------  -------  --------  -------
     Total     $645,558  100.00%  $645,154  100.00%  $632,624  100.00%
               --------  -------  --------  -------  --------  -------

 (Dollars in     Sept. 30, 2008     Dec. 31, 2007      Sept. 30, 2007
  thousands)    Balance  Percent   Balance  Percent   Balance  Percent
 Deposits:
 Noninterest
  bearing
  demand         68,563   13.17%  $ 62,175   11.96%  $ 66,912   12.57%
 Interest
  bearing
  demand         63,991   12.29%    63,866   12.28%    68,988   12.96%
 Money market
  and savings   195,963   37.64%   215,795   41.49%   208,315   39.12%
 Certificates
  of deposit    192,154   36.90%   178,236   34.27%   188,227   35.35%
               --------  -------  --------  -------  --------  -------
     Total     $520,671  100.00%  $520,072  100.00%  $532,442  100.00%
               --------  -------  --------  -------  --------  -------

 Wealth Management Group
  Fiduciary and Related Services:
   (Dollars in thousands, except number of accounts)

                 Sept. 30, 2008    Dec. 31, 2007     Sept. 30, 2007
 Market value
  of accounts        $444,714          $475,818         $461,890
 Market value
  of
  discretionary
  accounts           $184,042          $201,111         $201,371
 Market value
  of non-
  discretionary
  accounts           $260,672          $274,707         $260,519
 Total number
  of accounts           1,304             1,183            1,111

 Yield/Rate Analysis YTD
 (Dollars in thousands)

                 Three Months Ended            Three Months Ended
                 September 30, 2008            September 30, 2007
            ----------------------------------------------------------
            Average              Yield/    Average              Yield/
            Balance   Interest    Rate     Balance  Interest    Rate
            ----------------------------------------------------------
 ASSETS
 Loans(1)(3)$645,425  $  9,481      5.84% $621,477  $ 11,655      7.44%
 Securities,
  taxable(2)  40,104       521      5.17%   46,785       608      5.16%
 Securities,
  nontaxable
  (2)(3)      29,550       433      5.83%   28,046       426      6.03%
 Non-
  marketable
  Equity
  Securities  10,306        92      3.55%    9,056       137      6.00%
 Fed funds
  sold and
  other
  (incl
  FHLB)          279         1      1.43%      233         3      5.11%
            ------------------             ------------------
   Total
    earning
    assets  $725,664  $ 10,528      5.77% $705,597  $ 12,829      7.21%
 Non-earning
  assets      57,110                        64,035
            --------                      --------
   Total
    assets  $782,774                      $769,632
            ========                      ========

 LIABILITIES
  AND
  STOCK-
  HOLDERS'
  EQUITY
 Transaction
  accounts  $214,021  $    633      1.18% $230,260  $  1,794      3.09%
 Regular
  savings
  accounts    36,816       197      2.13%   37,995       265      2.77%
 Certificates
  of deposit 189,239     1,595      3.35%  188,675     2,343      4.93%
 Other short
  term
  borrowings  43,037       244      2.26%   41,400       531      5.09%
 FHLB
  Advances   149,862     1,561      4.14%  125,558     1,449      4.58%
 Junior
  subordinate
  debentures  10,310       181      6.98%   10,310       183      7.04%
            ------------------            ------------------
   Total
    interest-
    bearing
    liabil-
    ities   $643,285  $  4,411      2.73% $634,198  $  6,565      4.10%
 Non-interest
  bearing
  liabilities 74,709                        72,727
 Stockholders'
  equity      64,780                        62,707
            --------                      --------
   Total
    liabil-
    ities &
    equity  $782,774                      $769,632
            ========                      ========

 Net interest
  income/
  interest
  rate
  spread              $  6,117      3.04%           $  6,264      3.11%
                      ==================            ==================

 Net yield
  on earning
  assets                            3.35%                         3.52%
                                 ========                     ========

 Yield/Rate Analysis YTD
 (Dollars in thousands)

                 Nine Months Ended             Nine Months Ended
                 September 30, 2008            September 30, 2007
            ----------------------------------------------------------
            Average              Yield/    Average              Yield/
            Balance   Interest    Rate     Balance  Interest    Rate
            ----------------------------------------------------------
 ASSETS
 Loans
  (1)(3)    $651,796  $ 30,357      6.22% $603,810  $ 33,561      7.43%
 Securities,
  taxable(2)  39,781     1,544      5.18%   45,132     1,561      4.62%
 Securities,
  nontaxable
  (2)(3)      29,375     1,299      5.91%   26,555     1,239      6.24%
 Non-
  marketable
  Equity
  Securities   9,829       373      5.07%    8,862       396      5.97%
 Fed funds
  sold and
  other
  (incl
  FHLB)          279         5      2.39%      436        17      5.21%
            ------------------            ------------------
   Total
    earning
    assets  $731,060  $ 33,578      6.14% $684,795  $ 36,774      7.18%
 Non-earning
  assets      61,120                        64,024
            --------                      --------
   Total
    assets  $792,180                      $748,819
            ========                      ========

 LIABILITIES
  AND
  STOCKHOLDERS'
  EQUITY
 Transaction
  accounts  $228,010  $  2,516      1.47% $214,301  $  4,792      2.99%
 Regular
  savings
  accounts    36,313       638      2.35%   38,911       768      2.64%
 Certificates
  of deposit 189,597     5,398      3.80%  186,663     6,781      4.86%
 Other short
  term
  borrowings  49,412       981      2.65%   44,076     1,699      5.15%
 FHLB
  Advances   140,334     4,518      4.30%  121,847     4,223      4.63%
 Junior
  subordinate
  debentures  10,310       542      7.02%   10,310       544      7.05%
            ------------------              ----------------
   Total
    interest-
    bearing
    liabil-
    ities   $653,976  $ 14,593      2.98% $616,108  $ 18,807      4.08%
 Non-interest
  bearing
  liabilities 73,068                        71,238
 Stockholders'
  equity      65,136                        61,473
            --------                      --------
   Total
    liabil-
    ities &
    equity  $792,180                      $748,819
            ========                      ========

 Net interest
  income/
  interest
  rate
  spread              $ 18,985      3.15%           $ 17,967      3.10%
                      ==================            ==================

 Net yield
  on earning
  assets                            3.47%                         3.51%
                                ========                      ========

 (1) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
 (2) Average investment securities exclude the valuation allowance on securities available-for-sale.
 (3) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

CONTACT:  Community Capital Corporation
          R. Wesley Brewer, Executive Vice President/CFO
            864-941-8290
            wbrewer@capitalbanksc.com
          Lee Lee M. Lee, Controller/VP of Investor Relations
            864-941-8242
            llee@capitalbanksc.com
          www.comcapcorp.com